ASSIGNMENT AGREEMENT


     THIS ASSIGNMENT AGREEMENT ("Agreement") dated March 12, 2003 ("Effective Date"), is made and entered into by and between Far Group, Inc. , a Washington corporation (herein referred to as "Far Group"), and Black Warrior Gas, L.P. , a Delaware Limited Partnership (hereinafter referred to as "Black Warrior"). Far Group and Black Warrior are sometimes separately called a "party" and together referred to herein as "parties."

     WHEREAS, Far Group has acquired all of the right, title, and interest of BWP Gas, L.L.C. in and to a certain Purchase And Sale Agreement dated 12, 2003 (hereinafter referred to as the "Purchase And Sale Agreement") providing for the Far Group's acquisition of a certain portion of Continental Southern Resource, Inc.'s limited partnership interest in and to the Knox Miss. Partners, L.P. a Delaware Limited Partnership. All of the limited partnership interests to be assigned, transferred and conveyed to Black Warrior, are more fully described in the Purchase And Sale Agreement;

     WHEREAS, Knox Miss. Partners, L.P. is participating in the exploration and development of certain oil and gas interests located in various counties in the State of Mississippi;

     WHEREAS, Far Group desires to assign all of its rights in the Purchase And Sale Agreement and Black Warrior desires to acquire such rights in the Purchase And Sale Agreement from Far Group and to assume all obligations and duties relating thereto, in accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, with the intent to be legally bound, in return for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, including the mutual exchange of covenants and promises herein contained, agree as follows:

     1. Far Group does hereby grant, bargain, sell, transfer, assign and convey to Black Warrior all of Far Group's right, title, and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) currently owned, and to be earned, in and to the Purchase And Sale Agreement.

     2. Black Warrior does hereby assume all of the obligations, duties, and/or liabilities under the terms of the Purchase And Sale Agreement and the BWP Assignment Agreement(as hereinafter defined), and Oklahoma Hill does hereby agree to indemnify, defend, save and hold harmless Far Group (and its respective affiliates, officers, directors, employees, attorneys, contractors, and agents of Far Group and such affiliates) from any and all claims, causes of action, liabilities, damages of any nature and kind, losses, costs or expenses (including, without limitation, court costs and attorneys fees), arising out of or in any manner related to or connected with the Purchase And Sale Agreement and the BWP Assignment Agreement after the Effective Date hereof.




---------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC./BLACK WARRIOR GAS, L.P.
PAGE 1

     3. A true and correct fully executed copy of the Purchase And Sale Agreement is attached hereto as Exhibit "A" and incorporated herein for all purposes. A true and correct copy of the Assignment Agreement by and between BWP and Far Group (hereinafter referred to as the "BWP Assignment Agreement") is attached hereto as Exhibit "B" and incorporated herein for all purposes. The transaction contemplated herein is made expressly subject to the terms and conditions set forth within the BWP Assignment Agreement and the Purchase And Sale Agreement.

     4. Simultaneous with the delivery of the executed conveyances of all of Far Group's right, title and interest in and to the Purchase And Sale Agreement, Black Warrior shall cause to be issued the "Percentage Interest" (as that term is defined in the Limited Partnership Agreement of Black Warrior Gas, L.P.) in and to Black Warrior as follows:

     Partner                                          Percentage  Interest
     -------                                          --------------------
     Far  Group                                       98.0%


     BWP

     * At such time as Far Group has received the return of all capital invested by Far Group in Black Warrior, the "Percentage Interest" of BWP shall be increased to fifteen percent (15%) and the "Percentage Interest of the Far Group will be decreased to eighty four percent (84%). The Limited Partnership
Agreement  of  Black  Warrior  shall  give  effect  to  the  forgoing.

     5.   Representations  and Warranties of Far Group. Far Group represents and
          --------------------------------------------
warrants  to  Black  Warrior  as  follows:

          a.   Organization.  Far Group is a corporation duly organized, validly
               ------------
               existing, and in good standing under the laws of the State of Washington.

          b.   Authority  and  Conflicts. Far Group has full power and authority
               -------------------------
               to carry on its business as presently conducted, to enter into this Agreement, and to perform its obligations under this Agreement. The execution and delivery of this Agreement by Far Group does not, and the consummation of the transactions contemplated by this Agreement shall not violate, conflict with, or require the consent of any person or entity under any provision of Far Groups bylaws or other governing documents, any material agreements or contracts to which Far Group is a party, or any material agreements or contracts concerning the Purchase And Sale Agreement and/or the BWP Assignment Agreement. The execution and delivery of this Agreement has been, and the performance of this Agreement and the transactions contemplated by this Agreement shall be at the time required to be performed, duly and validly authorized by all requisite corporate action on the part of Far Group.

          c.   Enforceability.  This  Agreement  has  been  duly  executed  and
               --------------
               delivered on behalf of Far Group and constitutes the legal and binding obligation of Far Group enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization, or moratorium statues, equitable principles, or other similar laws affecting the rights of creditors generally ("Equitable Limitations").


---------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC./BLACK WARRIOR GAS, L.P.
PAGE 2

          d.   Litigation  and  Claims.  There are no pending suits, actions, or
               -----------------------
               other proceedings in which Far Group is a party (or, to Far Group's knowledge, which have been threatened to be instituted against Far Group) which affect Far Group's interest to be transferred hereunder, in any material respect or effecting the execution and delivery of this Agreement or the consummation of the transaction contemplated herein.

          e.   Accuracy  of  Representations.  To  the  best  of  Far  Group's
               -----------------------------
               knowledge, no representation or warranty by Far Group in this Agreement or any agreement or document delivered by Far Group pursuant to this Agreement contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in any representation or warranty, in light of the circumstances under which it was made, not misleading

          f.   Encumbrances.  Far  Group  shall  also represent and warrant that
               ------------
               there are no liens, encumbrances, reversions or reassignment obligations caused by Far Group adverse to or affecting the interest to be assigned hereunder, other than those identified in the Purchase And Sale Agreement and the BWP Assignment Agreement.

     6.   Representations  by  Black  Warrior.  Black  Warrior represents to Far
         --------------------------------
Group  that  the  following  statements  are  true  and  correct:

          a.   Organization.  Black  Warrior  is  a  limited  partnership  duly
               ------------
               organized and legally existing under the laws of the State of Delaware and has the power and authority to carry on its business as presently conducted, to own and hold the Purchase And Sale Agreement, and to perform all obligations required by this Agreement, the BWP Assignment Agreement, and the Purchase And Sale Agreement.

          b.   Authority.  The execution and delivery of this Agreement has been
               ---------
               authorized by all necessary action, partnership, corporate and otherwise, on the part of Black Warrior. Execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate or be in conflict with any agreement, instrument, judgment, order, decree, law or regulation by which Black Warrior is bound.

          c.   Binding  Agreement.  Subject  to  laws  and  equitable principles
               ------------------
               affecting the rights of creditors, this Agreement is a binding obligation of Black Warrior enforceable according to its terms. There are neither bankruptcy nor reorganization proceedings pending or, to Black Warrior' knowledge, threatened against Black Warrior.

          d. EXCEPT AS SET FORTH HEREIN, BLACK WARRIOR IS NOT RELYING ON ANY STATEMENT OR ANY INFORMATION PROVIDED BY FAR GROUP OR BWP IN ITS DECISION TO ACQUIRE THE RIGHTS TO THE PURCHASE AND SALE GREEMENT AND ASSUME THE OBLIGATIONS AND DUTIES OF THE PURCHASE AND SALE AGREEMENT. BLACK WARRIOR HEREBY WAIVES AND ACKNOWLEDGES THAT NEITHER FAR GROUP NOR BWP HAS MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AND


---------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC./BLACK WARRIOR GAS, L.P.
PAGE 3

               BLACK WARRIOR HEREBY EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION AND WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT OR RELATING TO (1) TITLE TO THE LIMITED PARTNERSHIP INTEREST IDENTIFIED IN THE PURCHASE AND SALE AGREEMENT, (2) THE CONTENTS, CHARACTER, OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION RELATING TO THE PROPERTIES OWNED BY KNOX MISS. PARTNERS, L.P., (3) THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY INFORMATION, DATA, OR OTHER MATERIALS (WHETHER WRITTEN OR ORAL) NOW, HERETOFORE, OR HEREAFTER, FURNISHED TO BLACK WARRIOR BY OR ON BEHALF OF FAR GROUP, (4) THE QUANTITY, QUALITY, OR RECOVERABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE PROPERTIES OWNED BY KNOX MISS. PARTNERS, L.P., (5) ANY ESTIMATES OF THE VALUE OF THE PROPERTIES OWNED BY KNOX MISS. PARTNERS, L.P. OR FUTURE REVENUES TO BE GENERATED BY THE PROPERTIES OWNED BY KNOX MISS. PARTNERS, L.P., INCLUDING, WITHOUT LIMITATION, PRICING ASSUMPTIONS OR THE ABILITY TO SELL OR MARKET ANY PETROLEUM SUBSTANCES AFTER CLOSING, (6) THE PRODUCTION OR RATES OF PRODUCTION OF PETROLEUM SUBSTANCES FROM THE PROPERTIES OWNED BY KNOX MISS. PARTNERS, L.P., OR WHETHER PRODUCTION HAS BEEN CONTINUOUS, OR IN PAYING QUANTITIES THEREFROM, (7) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN, OR MARKETABILITY OF THE PROPERTIES IDENTIFIED OWNED BY KNOX MISS PARTNERS, L.P., OR, (9) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED IN ANY MANNER WHATSOEVER TO BLACK WARRIOR, OR ITS PARTNERS, AFFILIATES, OR ITS OR THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES, OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO. BLACK WARRIOR FURTHER EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED,
               RELATING TO THE CONDITION OF ANY IMMOVABLE PROPERTY, MOVABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES, AND PERSONAL PROPERTY CONSTITUTING PART OF THE PROPERTY INCLUDING, WITHOUT LIMITATION, (a) ANY IMPLIED OR EXPRESS WARRANTY OF
               MERCHANTABILITY, (b) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (c) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (d) ANY RIGHTS OF BLACK WARRIOR UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (e) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, (I) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM


---------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC./BLACK WARRIOR GAS, L.P.
PAGE 4

               REHIBITORY VICES OR DEFECTS OR OTHER VICES OR DEFECTS, WHETHER KNOWN OR UNKNOWN, (g) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW NOW OR HEREAFTER IN EFFECT, AND (h) ANY IMPLIED OR EXPRESS WARRANTY REGARDING ENVIRONMENTAL LAWS, THE
               RELEASE OF MATERIALS INTO THE ENVIRONMENT, OR PROTECTION OF THE ENVIRONMENT OR HEALTH, IT BEING THE EXPRESS INTENTION OF FAR GROUP AND BLACK WARRIOR THAT THE IMMOVABLE PROPERTY, MOVABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES, AND PERSONAL PROPERTY SHALL BE CONV EYED TO BLACK WARRIOR "AS IS, WHERE IS" AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR, AND BLACK
               WARRIOR REPRESENTS TO FAR GROUP THAT BLACK WARRIOR HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS WITH RESPECT TO THE IMMOVABLE PROPERTY, MOVABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES, AND PERSONAL PROPERTY AS BLACK WARRIOR DEEMS APPROPRIATE AND NECESSARY, AND BLACK WARRIOR ACCEPTS THE IMMOVABLE PROPERTY, MOVABLE PROPERTY, EQUIPMENT, INVENTORY, MACHINERY, FIXTURES, AND PERSONAL PROPERTY "AS IS, WHERE IS" IN THEIR PRESENT CONDITION AND STATE OF REPAIR. THE PARTIES AGREE THAT THIS PARAGRAPH CONSTITUTES A CONSPICUOUS LEGEND.

          e.   Securities Laws. Black Warrior is acquiring the Purchase And Sale
               ---------------
               Agreement and the limited partnership interests identified therein for its own account and not with the intent to make a distribution in violation of the Securities Act of 1933, as amended. Black Warrior acknowledges that it and its partners, officers, and/or directors are experienced in investments with limited liquidity through a variety of entities and vehicles including but not limited to Limited Partnerships and private placements and is a Accredited Investor as that term is defined in the Securities Act of 1933, as amended. Black Warrior, at its sole risk and expense, has had unrestricted access during normal business hours to the Purchase And Sale Agreement, the Properties owned by Knox Miss. Partners, L.P., the land files and accounting, engineering, operational, geological and geophysical data, less and except those deemed proprietary by Far Group. Black Warrior has conducted its own independent evaluation of the Purchase And Sale Agreement and the Properties owned by Knox Miss. Partners, L.P.


     7.   Conditions  Precedent  to  Closing.
          ----------------------------------

          7.1. Conditions  Precedent  to  Obligations  of  Black  Warrior.  The
               ----------------------------------------------------------
obligations of Black Warrior under this Agreement are expressly subject to completion of each of the following conditions:

               1. Each and every representation and warranty of Far Group made to Black Warrior under this Agreement shall be true and accurate in all material respects.


---------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC./BLACK WARRIOR GAS, L.P.
PAGE 5

               2. Far Group shall have performed and complied in all material respects with ( or compliance therewith shall have been waived by Black Warrior) each and every covenant and agreement required by this Agreement to be performed, or complied with by Far Group.

               3. No suit, action, or other proceedings, shall be pending or threatened before any court or government agency seeking to restrain, prohibit, or obtain material damages or other material relief in connection with the consummation of the transaction contemplated by this Agreement.

          7.2  Conditions Precedent to Obligations of Far Group. The obligations
               ------------------------------------------------
of Far Group under this Agreement are expressly subject to each of the following conditions being met:

               a. Each and every representation of Black Warrior under this Agreement shall be true and accurate in all material respects.

               b. Black Warrior shall have performed and complied in all material respects with (or compliance therewith shall have been waived by Far Group) each and every covenant and agreement required by this Agreement to be performed or complied with by Black Warrior.

               c. No suit, action, or other proceedings shall be pending or threatened before any court or government agency seeking to restrain, prohibit, or obtain material damages or other material relief in connection with the consummation of the transaction contemplated by this Agreement.

     8.   Closing.
          -------

               a.   Actions  at  Closing.  The  Closing  of  the  transaction
                    --------------------
                    contemplated hereby shall take place in the offices of BWP Gas, L.L.C. located at 5858 Westheimer, Suite 708, Houston, Texas 77057, on or before March 15, 2003, or at such other date and time as Far Group and Black Warrior may mutually agree, being herein called the "Closing Date". At the
                    Closing:

                         (i)  Delivery  of  Conveyance. Far Group shall execute,
                              ------------------------
                              acknowledge, and deliver to Black Warrior, in a mutually acceptable form, an Assignment and Bill of Sale ("Conveyance").

                        (ii)  Issuance of Percentage Interest. Black Warrior, by
                              -------------------------------
                              and through its General Partner, shall issue the to the Far Group and BWP the Percentage Interest in Black Warrior Gas, L.P.

                       (iii)  Execution  and  Delivery  of  Amended  Limited
                              ----------------------------------------------
                              Partnership  Agreement.  The  Limited  Partnership
                              ----------------------
                              Agreement of Black Warrior Gas, L.P. shall be, to the extent necessary, amended to reflect the transaction contemplated hereby. The Amended Limited Partnership Agreement shall be executed by Far Group, BWP, the General Partner, and all other parties thereto.


---------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC./BLACK WARRIOR GAS, L.P.
PAGE 6

     9.  Notice. All notices required or permitted under this Agreement shall be
         ------
effective upon receipt if personally delivered, if mailed by registered or certified mail, postage prepaid, or if delivered by telegram, telecopy or facsimile if directed to the parties as follows:

              TO Far Group:                   TO Black Warrior:
                                              C/O NANG, Inc.
9594 First Avenue N.E.  Suite 675             210-5 80 Hornby Street
Seattle, Washington 98115                     Vancouver, B.C. V6C 3B6

Facsimile:  (604) 684-0342                    Facsimile:  (604) 687-3496


Any party may give written notice of a change in the address or individual to whom delivery shall be made provided such notice is given at least ten (10) business days prior to becoming effective.

     10.  Miscellaneous  Matters.
          ----------------------

               a.   Choice  of  Law.  TIME  IS OF THE ESSENCE IN THIS AGREEMENT.
                    ---------------
                    This Agreement and all operations hereunder shall be subject to all valid and applicable laws, orders, rules and regulations of any governmental body having jurisdiction over such operations. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Delaware. Far Group and Black Warrior agree that any dispute that arises with respect to this agreement shall be arbitrated by a panel of three (3) arbitrators in accordance with the rules of the American Arbitration Association ("Rules"). The panel of arbitrators will consist of one (1) arbitrator appointed by Black Warrior, one (1) arbitrator appointed by Far Group, and one (1) arbitrator selected by the two (2) appointed arbitrators. The decision of the arbitration panel rendered pursuant to the Rules shall be binding and non-appealable upon the parties and may be enforced in any court of competent jurisdiction. Any arbitration proceedings pursuant to this Agreement shall be held in Houston, Harris County, Texas. The arbitrators shall not award punitive, consequential, nor multiple damages in settlement of any dispute.

               b.   Waiver.  Any  of  the  terms,  provisions,  covenants,
                    ------
                    representations, warranties or conditions hereof may be waived only by a written instrument executed by the party waiving compliance. Except as otherwise expressly provided in this Agreement, the failure of any party at any time or times to require performance of any provision hereof shall in no manner affect such party's right to enforce the same.


---------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC./BLACK WARRIOR GAS, L.P.
PAGE 7

               c.   Unenforceability.  The invalidity or unenforceability of any
                    ----------------
                    particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

               d.   Legal  Review. The parties acknowledge that they have had an
                    -------------
                    adequate opportunity to review each and every provision contained in this Agreement, including the opportunity to submit the same to legal counsel for review and comment. Based on said review and consultation, the parties agree with each and every term contained in the Agreement. Based on the foregoing, the parties agree that the rule of construction that a contract be construed against the drafter, if any, shall not be applied in the interpretation and construction of this Agreement.

               e.   Continuing  Obligations.  All representations and warranties
                    -----------------------
                    made herein by Far Group and Black Warrior shall be continuing and shall be true and correction as of the date hereof (and shall inure to the benefit of the respective successors and assigns of Far Group and Black Warrior), and all such representations and warranties shall survive this Agreement.

               f.   Entirety.  This  Agreement, together with the Assignments to
                    --------
                    be made, embodies the entire agreement between the parties, superseding all prior agreements, negotiations, letters of intent, arrangements and understandings related to the subject matter hereof either written or oral, and may only be supplemented, altered, amended, modified, or revoked by a writing signed by duly authorized representatives of all the parties hereto. Notwithstanding the provisions of this paragraph, no party shall be bound by, subject to, or deemed a party to, any agreement between the parties which have not been duly executed by, or on behalf of, such party.


               g.   No  Partnership.  The parties hereto expressly do not intend
                    ---------------
                    to create, and no provision hereof shall be construed as creating a partnership, joint venture, mining partnership, corporation, association or other relationship whereby any party hereto shall ever be held liable for the acts either by omission or commission, of the other, the liability of all the respective parties hereto being several and not joint or collective.







               h.   Further  Assurances.  THE  PARTIES  AGREE  TO  EXECUTE  AND
                    -------------------
                    DELIVER, AFTER THE CLOSING, ANY AND ALL OTHER MUTUALLY ACCEPTABLE INSTRUMENTS AND AGREEMENTS REASONABLY NECESSARY TO ACCOMPLISH THE TRANSACTION CONTEMPLATED HEREBY. Each Party hereto shall from time to time do and perform such further acts and execute and deliver such further


---------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC./BLACK WARRIOR GAS, L.P.
PAGE 8
                    instruments, assignments and documents as may be required or reasonably requested by the parties hereto to carry out and effect the intentions and purposes of this Agreement.

                    Successors  and  Assigns.  All  the  terms,  provisions,
                    ------------------------
                    covenants, obligations, indemnities, representations, warranties and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. Any assignment of the parties' rights hereunder to any third party shall be made expressly subject to all of the terms, provisions, covenants, obligations, indemnities, representations, warranties and conditions of this Agreement and the Purchase And Sale Agreement.

               j.   No  Commissions.  Each  party  hereto  agrees  to  defend,
                    ---------------
                    indemnify, save, and hold harmless the other party from and against any and all claims, demands, causes of action, and damages to third parties claiming under a party hereto for brokerage, commission, finders, or other fees relative to this agreement, or the transactions contemplated hereby, together with any court costs, attorneys' fees or other costs or expenses arising therefrom.

               k.   Headings. The subject headings of the articles, sections and
                    --------
                    subsections of this Agreement are included solely for purposes of convenience and reference only, and shall not be deemed to explain, modify, limit, amplify or aid in the meaning, construction or interpretation of any of the provisions of this Agreement.

               1.   Counterparts.  This  Agreement may be executed in any number
                    ------------
                    of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement. It shall not be necessary that the Parties hereto execute an single counterpart hereof, and this Agreement shall be effective when each party hereto has executed a counterpart hereof (whether or not any other party has executed the same counterpart).





EXECUTED on the date first written above and shall be effective as of the Effective Date.

FAR GROUP, INC.                          BLACK WARRIOR GAS, L.P.

"Far Group"                               "Black Warrior"

By:  "Harry J. Briscoe"                   By:  "Harry  J. Briscoe"
     --------------------------              -----------------------------------
                                          Harry Briscoe, President of NANG,
                                          Inc., General Partner of Black Warrior
                                          Gas,  L.P.
Title:  President & CEO
        -----------------------


---------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC./BLACK WARRIOR GAS, L.P.
PAGE 9

NANG, INC. **
BY:  "Harry J. Briscoe"
     ------------------------------
TITLE: President
      -----------------------------


     **NANG, Inc. joins in the execution of this Agreement solely for the purpose of acknowledging its obligation as the General Partner of Black Warrior Gas, L.P. to effectuate the assignment and transfer of the limited partnership interests identified in Paragraph 4 hereinabove and to consent to the assignment of the limited partnership interests as set forth therein.




---------------------------------------
ASSIGNMENT AGREEMENT
FAR GROUP, INC./BLACK WARRIOR GAS, L.P.
PAGE 10